SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):   November 7, 1996
                                                           --------------------

                              DATAWATCH CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                    0-19960               02-0405716
            --------                    -------               ----------
(State or other jurisdiction of     (Commission file      (I.R.S. Employer
 incorporation or organization)         number)           Identification No.)


 234 Ballardvale Street, Wilmington, MA                       01887
 --------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


  Registrant's telephone number including area code:  (508) 988-9700
                                                     ------------------


                           No change since last report
         --------------------------------------------------------------
             (Former name or address, if changed since last report)











         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 7, 1996 as set forth in the pages attached hereto:

                  (1)   Item 7.  Financial Statements and Exhibits

                  (2)   Exhibit Index

                  (3)   Filing of Additional Exhibits

         Datawatch Corporation (the "Company") hereby amends its Current Report on Form 8-K dated November 7, 1996 (the "Current Report") by deleting Item 7(a),
Item 7(b) and Item 7(c) of the Current Report and replacing it with the following new Items 7(a), 7(b) and 7(c) so that as so amended said Items 7(a), 7(b) and 7(c) shall read in their entirety as follows:

(1)      Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  The following audited financial statements of Guildsoft Holdings Limited ("Guildsoft Holdings"), together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered Auditors, are filed as
                  Exhibit 99.1 to this report and incorporated herein by reference:

                      Profit and Loss Account for the year ended September 30, 1996

                      Balance Sheet dated as of September 30, 1996

                      Notes to the Accounts for the year ended September 30,
                      1996

                  The following audited financial statements of Guildsoft Limited, a wholly owned subsidiary of Guildsoft Holdings, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered Auditors, are filed as Exhibit 99.2 to this report and incorporated herein by reference:

                      Profit and Loss Account for the year ended September 30, 1996

                      Balance Sheet dated as of September 30, 1996

                      Notes to the Accounts for the year ended September 30,
                      1996

         (b)      Unaudited Pro Forma Combined Financial Information

                  On November 7, 1996, the Company acquired (the "Acquisition") all of the outstanding capital stock of Guildsoft Holdings Limited, a corporation organized under the laws of England and Wales ("Guildsoft Holdings"), which in turn owns all of the


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                  outstanding  capital stock of Guildsoft Limited, a corporation organized under the laws of England and Wales ("Guildsoft"), in exchange for an aggregate of 125,000 shares of the
                  Company's  Common  Stock,   $.01  par  value  per  share.  The
                  Acquisition has been accounted for as an asset purchase. The unaudited pro forma combined balance sheet as of September 30, 1996 gives effect to the Acquisition as if it had been consummated on September 30, 1996 and the unaudited pro forma combined statements of operations for the year ended September 30, 1996 gives effect to the Acquisition as if it had been consummated on October 1, 1995. The financial statements of Guildsoft Holdings and Guildsoft have been translated in accordance with Statement of Financial Accounting Standards No. 52.

                  In the opinion of management, all adjustments necessary to fairly present this pro forma information have been made.

                  The accompanying unaudited pro forma combined financial statements, which are filed as Exhibit 99.3 to this report and incorporated herein by reference, should be read in conjunction with the audited statements included in the Company's Annual Report on Form 10-K for the year ended September 30, 1996, and with the financial statements of Guildsoft Holdings and Guildsoft filed as Exhibits 99.1 and 99.2, respectively, to this report. The pro forma information is not necessarily indicative of the results that would have been reported had the Acquisition occurred on the dates indicated, nor is it indicative of the Company's future results.

         (c)      Exhibits.

                 *2.1 Share Sale and Purchase Agreement, dated November 7, 1996, among Datawatch Corporation and the individuals named on Schedule 1 contained therein, who constitute the holders of all of the outstanding shares of capital stock of Guildsoft Holdings Limited.

                  23.1 Consent of Deloitte & Touche, Chartered Accountants and Registered Auditors (Guildsoft Holdings Limited)

                  23.2 Consent of Deloitte & Touche, Chartered Accountants and Registered Auditors (Guildsoft Limited)

                  99.1 The following audited financial statements of Guildsoft Holdings Limited, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered
                           Auditors:

                              Profit  and  Loss   Account  for  the  year  ended
                              September 30, 1996



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                              Balance Sheet dated as of September 30, 1996

                              Notes to the Accounts for the year ended September 30, 1996

                  99.2 The following audited financial statements of Guildsoft Limited, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered Auditors:

                              Profit  and  Loss   Account  for  the  year  ended
                              September 30, 1996

                              Balance Sheet dated as of September 30, 1996

                              Notes to the Accounts for the year ended September 30, 1996

                  99.3 The following unaudited pro forma condensed combined financial statements:

                              Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1996

                              Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 1996

                              Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

                              Notes to Unaudited Pro Forma Condensed Combined Statement of Operations


                  -----------------------
                  * Previously filed with the Company's Current Report on Form 8-K dated November 7, 1996 filed on November 21, 1996.



                                      -4-







(2)      Exhibit Index.

         The Company hereby amends its Current Report by adding the following information to the Exhibit Index in the Current Report.

    Exhibit Number     Exhibit
    --------------     -------
23.1 Consent of Deloitte & Touche, Chartered Accountants and
                       Registered Auditors (Guildsoft Holdings Limited)

        23.2 Consent of Deloitte & Touche, Chartered Accountants and Registered Auditors (Guildsoft Limited)

        99.1 The following audited financial statements of Guildsoft Holdings Limited, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered Auditors:

                              Profit  and  Loss   Account  for  the  year  ended
                              September 30, 1996

                              Balance Sheet dated as of September 30, 1996

                              Notes to the Accounts for the year ended September 30, 1996

        99.2 The following audited financial statements of Guildsoft Limited, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered Auditors:

                              Profit  and  Loss   Account  for  the  year  ended
                              September 30, 1996

                              Balance Sheet dated as of September 30, 1996

                              Notes to the Accounts for the year ended September 30, 1996

        99.3 The following unaudited pro forma condensed combined financial statements:

                              Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1996

                              Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30,1996

                              Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

                              Notes to Unaudited Pro Forma Condensed Combined Statement of Operations


                                      -5-




(3)      Filing of Additional Exhibits.

         The Company hereby amends its Current Report by filing the additional exhibits attached hereto and as listed in (2) above.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DATAWATCH CORPORATION



                                             By: /s/ Bruce R. Gardner
                                                --------------------------------
                                                  Bruce R. Gardner
                                                  Executive Vice President



Dated:  January 21, 1997




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                                  EXHIBIT INDEX

     Exhibit No.         Description
     -----------         -----------
        *2.1 Share Sale and Purchase Agreement, dated November 7, 1996, among Datawatch Corporation and the individuals named on Schedule 1 contained therein, who constitute the holders of all of the outstanding shares of capital stock of Guildsoft Holdings Limited.

        23.1 Consent of Deloitte & Touche, Chartered Accountants and Registered Auditors (Guildsoft Holdings Limited)

        23.2 Consent of Deloitte & Touche, Chartered Accountants and Registered Auditors (Guildsoft Limited)

        99.1 The following audited financial statements of Guildsoft Holdings Limited, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered Auditors:

                              Profit  and  Loss   Account  for  the  year  ended
                              September 30, 1996

                              Balance Sheet dated as of September 30, 1996

                              Notes to the Accounts for the year ended September 30, 1996


         99.2 The following audited financial statements of Guildsoft Limited, together with the manually signed Auditors' Report of Deloitte & Touche, Chartered Accountants and Registered Auditors:

                              Profit  and  Loss   Account  for  the  year  ended
                              September 30, 1996

                              Balance Sheet dated as of September 30, 1996

                              Notes to the Accounts for the year ended September 30, 1996

         99.3 The following unaudited pro forma condensed combined financial statements:

                              Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1996

                              Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 1996

                              Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

                              Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

-----------------------------
* Previously filed with the Company's Current Report on Form 8-K dated November 7, 1996 filed on November 21, 1996.




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